UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/11/2014

R. R. DONNELLEY & SONS COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4694

DE	361004130
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

111 S. Wacker Dr., Chicago, IL 60606
(Address of principal executive offices, including zip code)

312-326-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On Monday, August 11, 2014, R.R. Donnelley Argentina S.A., a subsidiary of RR Donnelley & Sons Company ("RR Donnelley" or the "Company"), filed for bankruptcy with the Argentine Court due to untenable business conditions. In conjunction with the bankruptcy of its subsidiary, the Company expects to record a one-time charge in the range of $15 to $20 million; of which approximately half is expected to be cash. These charges will be excluded from the Company's non-GAAP earnings. This development does not change the full-year 2014 Guidance included in the Company's press release of July 30, 2014, which the Company reaffirms as of today.

Use of Forward-Looking Statements

This filing includes certain "forward-looking statements" within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of RR Donnelley and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about RR Donnelley management's beliefs and expectations, are forward-looking statements. Words such as "believes," "anticipates," "estimates," "expects," "intends," "aims," "potential," "will," "would," "could," "considered," "likely," "estimate" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond RR Donnelley's control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley's current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in RR Donnelley's periodic public filings with the Securities and Exchange Commission (the "SEC"), including but not limited to those discussed under "Risk Factors" in RR Donnelley's Form 10-K for the fiscal year ended December 31, 2013, those discussed under "Cautionary Statement" in RR Donnelley's quarterly Form 10-Q filings, and other filings with the SEC and in other investor communications of RR Donnelley from time to time. In addition, with regard to the anticipated charge regarding the bankruptcy matter in Argentina, factors that could cause actual results to differ from our current expectation include the difficulty of predicting the Argentine bankruptcy process. RR Donnelley does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: August 11, 2014	By:	/s/ Daniel N. Leib
Daniel N. Leib
Chief Financial Officer